102 Duffy Avenue, Hicksville, NY 11801 ● Phone: (516) 683-4420 ● flagstar.com NEWS RELEASE Investor Contact: FOR IMMEDIATE RELEASE Salvatore J. DiMartino (516) 683-4286 FLAGSTAR BANK EXTENDS JOSEPH OTTING’S TERM AS CEO AND ANNOUNCES EXECUTIVE LEADERSHIP UPDATES Joseph Otting’s Employment Agreement in His Role as CEO Extended Through March 2028 Richard Raffetto and Lee Smith Named Co-Presidents and Co-Chief Operating Officers with Expanded Responsibilities Bao Nguyen Named Chief Legal Officer and Chief Operating Officer for Consumer and Retail Banking Sydney Menefee Named Chief Audit Executive Peter Sullivan Named General Counsel HICKSVILLE, N.Y., May 18, 2026 – Flagstar Bank, N.A. (NYSE: FLG) (the “Bank”) today announced several leadership updates which further strengthen the Bank’s executive management team and support the continued execution of its long-term strategic plan, senior executive development, and succession planning. The Board of Directors has approved a one-year extension of Executive Chairman and Chief Executive Officer Joseph M. Otting’s employment agreement in his role as CEO through March 6, 2028. This decision reflects the Board’s confidence in his leadership, the Bank’s return to profitability, and its commitment to ensuring stability and continuity, as the Bank continues to transform into a high-performing regional bank. In addition, Richard Raffetto and Lee Smith will serve as Co-Presidents and Co-Chief Operating Officers, effective immediately. In their expanded roles, Messrs. Raffetto and Smith will assume additional leadership responsibilities across key operational and strategic functions, further enhancing organizational alignment and continuing momentum across the Bank’s business lines. As part of these planned changes, Mr. Otting will relinquish the title and role of President, while continuing to serve as Executive Chairman and Chief Executive Officer. “This transition is a natural next step in the long-term maturity of Flagstar and capitalizes on the depth of talent we have built across our organization,” said Joseph M. Otting, Executive Chairman and Chief Executive Officer. “By expanding Rich’s and Lee’s roles and elevating them to Co-Presidents and Co-Chief Operating Officers, we are promoting their development and benefiting from the deep bench of talent here while positioning the Bank to execute on our strategic plan. I remain fully committed to leading the organization as CEO and Executive Chairman, and I am confident this structure will strengthen our ability to deliver value and exceptional service for our shareholders, employees, customers, and communities.” Messrs. Raffetto and Smith have each held senior leadership positions within the Bank and bring extensive experience to these expanded roles. Mr. Raffetto will become the Bank’s Chief Banking Officer and will lead all commercial lending and relationship banking verticals, including commercial real estate, as well as consumer banking and private banking.

Mr. Smith will remain Chief Financial Officer overseeing accounting and finance, treasury, investor relations, corporate real estate and vendor management, and mortgage banking. In addition, he will now have oversight for human resources, information technology, and operations. Both Messrs. Smith and Raffetto will continue to report to the CEO and work closely with the Board of Directors to support the Bank’s long-term strategic vision. The Bank also announced the following additional leadership changes, also effective immediately. Bao Nguyen, currently General Counsel and Chief of Staff, will become the Bank’s Chief Legal Officer and remain Chief of Staff, reporting to the CEO. The Bank’s General Counsel as well as the strategic planning, regulatory affairs, and community investment functions will report to Mr. Nguyen. He will add the new role of Chief Operating Officer for Consumer and Retail Banking and in this capacity, he will work with Reggie Davis, who will continue to lead Flagstar’s consumer and retail banking business. With the changes in Mr. Nguyen’s responsibilities, Peter Sullivan will become the Bank’s General Counsel and assume day-to-day management of the legal department. In addition, Sydney Menefee will shift from leading Strategic Capital & Financial Management to the role of Chief Audit Executive by the end of June, reporting to the Chair of the Audit Committee and the CEO. Flagstar Bank, N.A. Flagstar Bank, N.A. is one of the largest regional banks in the country and is headquartered in Hicksville, New York. At March 31, 2026, the Bank had $87.1 billion of assets, $60.7 billion of loans, deposits of $66.8 billion, and total stockholders' equity of $8.1 billion. Flagstar Bank, N.A. operates approximately 340 locations across nine states, with strong footholds in the greater New York/New Jersey metropolitan region and in the upper Midwest, along with a significant presence in fast-growing markets in Florida and the West Coast.

Cautionary Statements Regarding Forward-Looking Language This press release may include forward-looking statements by us and our authorized officers pertaining to such matters as our goals, beliefs, intentions, and expectations regarding, among other things: (a) revenues, earnings, loan production, asset quality, liquidity position, capital levels, risk analysis, divestitures, acquisitions, and other material transactions, among other matters; (b) the future costs and benefits of the actions we may take; (c) our assessments of credit risk and probable losses on loans and associated allowances and reserves; (d) our assessments of interest rate and other market risks; (e) our ability to achieve profitability goals within projected timeframes and to execute on our strategic plan, including the sufficiency of our internal resources, procedures and systems; (f) our ability to attract, incentivize, and retain key personnel and the roles of key personnel; (g) our ability to achieve our financial and other strategic goals, including those related to our recent holding company reorganization, which was completed in October 2025 (the "Reorganization"), our merger with Flagstar Bancorp, Inc., which was completed in December 2022, our acquisition of substantial portions of the former Signature Bank through an FDIC-assisted transaction, which was completed in March 2023, and our ability to comply with the heightened regulatory standards with respect to governance and risk management programs to which we are subject as a national bank with assets of $50 billion or more; (h) the impact of the $1.05 billion capital raise we completed in March 2024; (i) our previously disclosed material weaknesses in internal control over financial reporting; (j) the conversion or exchange of shares of our preferred stock; (k) the payment of dividends on shares of our capital stock, including adjustments to the amount of dividends payable on shares of our preferred stock; (l) the availability of equity and dilution of existing equity holders associated with future equity awards and stock issuances; (m) the effects of the reverse stock split we effected in July 2024; and (n) the impact of the 2024 sale of our mortgage servicing operations, third party mortgage loan origination business, and mortgage warehouse business. Forward-looking statements are typically identified by such words as “believe,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project,” “should,” "confident," and other similar words and expressions, and are subject to numerous assumptions, risks, and uncertainties, which change over time. Additionally, forward-looking statements speak only as of the date they are made; we do not assume any duty, and do not undertake, to update our forward-looking statements. Furthermore, because forward-looking statements are subject to assumptions and uncertainties, actual results or future events could differ, possibly materially, from those anticipated in our statements, and our future performance could differ materially from our historical results. Our forward-looking statements are subject to, among others, the following principal risks and uncertainties: general economic conditions and trends, either nationally or locally; conditions in the securities, credit and financial markets; changes in interest rates; changes in deposit flows, and in the demand for deposit, loan, and investment products and other financial services; changes in real estate values; changes in the quality or composition of our loan or investment portfolios, including associated allowances and reserves; changes in future allowance for credit losses, including changes required under relevant accounting and regulatory requirements; the ability to pay future dividends; changes in our capital management and balance sheet strategies and our ability to successfully implement such strategies; our ability to achieve the anticipated benefits of the Reorganization; changes in our Board of Directors and our executive management team; changes in our strategic plan, including changes in our internal resources, procedures and systems, and our ability to successfully implement such plan; changes in competitive pressures among financial institutions or from non-financial institutions; changes in legislation, regulations, and policies; the impacts of tariffs, sanctions and other trade policies of the United States and its global trading counterparts; the outcome of federal, state, and local elections and the resulting economic and other impact on the areas in which we conduct business; the impact of changing political conditions or federal government shutdowns; the imposition of restrictions on our operations by bank regulators; the outcome of pending or threatened litigation, or of investigations or any other matters before regulatory agencies, whether currently existing or commencing in the future; our ability to comply with heightened regulatory standards with respect to governance and risk management programs to which we are subject as a national bank with assets of $50 billion or more; the restructuring of our mortgage business; our ability to recognize anticipated cost savings and enhanced efficiencies with respect to our balance sheet and expense reduction strategies; the impact of failures or disruptions in or breaches of our operational or security systems, data or infrastructure, or those of third parties, including as a result of cyberattacks or campaigns; the impact of natural disasters, extreme weather events, civil unrest, international military conflict, terrorism or other geopolitical events; and a variety of other matters which, by their nature, are subject to significant uncertainties and/or are beyond our control. Our forward-looking statements are also subject to the following principal risks and uncertainties with respect to our merger with Flagstar Bancorp, which was completed in December 2022, and our acquisition of substantial portions of the former Signature Bank through an FDIC-assisted transaction, which was completed in March 2023: the possibility that the anticipated benefits of the transactions will not be realized when expected or at all; the possibility of increased legal and compliance costs, including with respect to any litigation or regulatory actions related to the business practices of acquired companies or the combined business; diversion of management's attention from ongoing business operations and opportunities; the possibility that we may be unable to achieve expected synergies and operating efficiencies in or as a result of the transactions within the expected timeframes or at all; and revenues following the transactions may be lower than expected. More information regarding some of these factors is provided in the Risk Factors section of our Annual Report on Form 10-K for the year ended December 31, 2025, and in other SEC reports we file. Our forward-looking statements may also be subject to other risks and uncertainties, including those we may discuss in this news release, on our conference call, during investor presentations, or in our securities disclosure filings, which are accessible on our website, on the OCC's website at www.occ.gov and on the SEC’s website, www.sec.gov.